EMPLOYMENT AGREEMENT

      This EMPLOYMENT AGREEMENT ("Agreement") is entered into as of this 14th day of November, 1997 by and between:

                            HARVARD SCIENTIFIC CORP.,
                        NEVADA Corporation (hereinafter
                      referred to as "HARVARD" OR THE "COMPANY"),
                    having its principal place of business at
                            100 No. Arlington, suite 380,
                            Reno, Nevada 89501; and

                          THOMAS E. WAITE, (hereinafter
                    referred to as "EXECUTIVE"), residing at
                   106 Ridge Road, Lake Mary, Florida 32746.


               WHEREAS, HARVARD desires to have the benefits of EXECUTIVE'S knowledge and expertise as a full-time employee without the distraction of employment related uncertainties and considers such employment in the best interest of the COMPANY and its shareholders, and Executive desires to be employed full time by the COMPANY; and


               WHEREAS, HARVARD and EXECUTIVE desires to enter into an agreement reflecting the terms under which EXECUTIVE will be employed by the COMPANY for a one 1 year period which shall commence on November 14, 1997.


               NOW, THEREFORE, in consideration of the agreements, convenants and promises herein contained, the parties hereto agree as follows:

               1. [TERM] This Agreement will remain in effect for a period of one (1) year commencing November 14, 1997 and ending November 14, 1998, unless previously terminated by the parties as provided herein.


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               2. [NATURE OF EMPLOYMENT] EXECUTIVE shall be employed as the
      President and Chief Executive Officer of HARVARD with full power and authority as determined by the Board of Directors of HARVARD (the "Board"). EXECUTIVE agrees to diligently and faithfully perform such reasonable duties and serve in such capacities as the Board of Directors of the COMPANY shall determine from time to time. Executive agrees to devote his full time and efforts to obligations and duties herein.

               3. [COMPENSATION FOR SERVICES] As consideration to EXECUTIVE under this Agreement, HARVARD shall compensate EXECUTIVE as follows:

                      (a)(i) BASE SALARY. EXECUTIVE shall receive a base salary of Two Hundred and Forty Thousand Dollars ($240,000) per year, but at minimum, paid monthly, however, should be paid when the company's payroll is customarily paid (biweekly or bimonthly).

                      (b) SIGNING BONUS. The EXECUTIVE acknowledges receipt of 4,000,000 shares of the COMPANY'S Common Stock as a signing bonus. Such shares shall in no event be refundable due to the nature of the EXECUTIVE'S current employment opportunities, regardless of whether EXECUTIVE is subsequently terminated for cause, without cause or in any way ceases to be employed by HARVARD.

                      (c)  REGISTRATION RIGHTS.

          (i) DEMAND: During the period from the date of issuance until five (5) years from the date if issuance, the


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               EXECUTIVE may demand, as many times as requested by EXECUTIVE, that at HARVARD'S Expense, promptly file a Registration Statement under the Securities Act of 1933, as amended (the "Act"), to permit a public offering of the shares of Common Stock issued to the EXECUTIVE. The COMPANY shall keep such Registration Statement current for a period of one (1) year. If, after a Registration Statement becomes effective, the COMPANY advises the EXECUTIVE that the COMPANY considers it appropriate for the registration Statement to be amended, the EXECUTIVE shall suspend any further sales of his registered shares until the COMPANY advises him that the Registration Statement has been amended.
               The one (1) year period referred to herein during which the Registration Statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence, but in no event will the COMPANY be required to update the Registration Statement after the second anniversary of the effective date.

          (ii) PIGGY-BACK: If at any time after the date of issuance of the Common Stock and expiring five (5) years thereafter, the COMPANY proposes to register any of its equity securities under the Securities Act (other than in connection with a merger, acquisition or exchange offer on Form S-4 or pursuant to Form
               S-8 or successor forms), it will give written notice by registered mail, at least thirty (30) days prior to the filing of


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               each such Registration Statement, to the EXECUTIVE, of its intention to do so. Upon the written request of the EXECUTIVE, given within ten (10) days after receipt of any such notice of his desire to include any Common Stock in such proposed Registration Statement, the COMPANY shall afford the EXECUTIVE the opportunity to have any such Common Stock registered under such Registration Statement.

                   Notwithstanding the provisions of this Section, the COMPANY shall have the right any time after it shall have given written notice pursuant to this section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                   If any registration pursuant to this section shall be
            underwritten in whole of in part, the COMPANY may require that the Common Stock requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s).

                   Notwithstanding the provisions of this section, if the
            managing underwriter in an underwritten public offering of securities shall advise the COMPANY in writing that inclusion of some or all of the Common Stock would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities to be offered by the COMPANY, in respect of which registration was originally to be effected, then


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            the number of shares of Common Stock to be included in the registration statement may be reduced or excluded in their entirety if so required by the underwriter from the Registration Statement.

                   Notwithstanding the provisions of this section, it shall be a condition precedent to the obligations of the COMPANY to take any action pursuant to this section with respect to the Common Stock that the EXECUTIVE Shall furnish to the COMPANY such information regarding himself, the Common Stock held by him, and the intended method of disposition of such securities as shall be required to effect the registration of the EXECUTIVE'S Common Stock.

                   (d) BENEFITS. EXECUTIVE shall be entitled to all other
            benefits including such bonuses, prescription, life insurance, medical insurance for EXECUTIVE and EXECUTIVE'S family, holidays and expense accounts as are consistent for other key senior management personnel of other similar corporations.

                   EXECUTIVE shall be entitled to four (4) weeks paid vacation per year. No more than two (2) weeks shall be taken consecutively without the prior written approval of the Board of Directors of HARVARD.

                   EXECUTIVE shall be entitled to a company paid all health and sick leave as is accorded to other key senior management personnel, which shall in no event be less than ten (10) no more than thirty
            (30) days per annum.

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                   (e) REIMBURSEMENT. EXECUTIVE shall be reimbursed within
            fifteen (15) days for all properly documented HARVARD business expenses incurred by the EXECUTIVE. These expenses shall include parking expenses, travel and entertainment, mileage and cellular phone expenses.

                   (f) OFFICER AND DIRECTOR INSURANCE. The COMPANY shall at all times during the term of this agreement maintain through a nationally recognized carrier Officer and Director Insurance in the amount that is customarily maintained by companies similarly situated, or as EXECUTIVE may reasonably form time to time request.

               4. [RESPONSIBILITY OF EXECUTIVE] The responsibilities of the EXECUTIVE under this Agreement are as follows:

                   (a) EXECUTIVE agrees to devote his full time efforts to serve HARVARD for the term of employment specified in Section 1 above. EXECUTIVE agrees to (i) use his best efforts to promote the interest of HARVARD, and (ii) perform faithfully and efficiently the responsibilities assigned to him by the board.

                   (b) During the term of the Agreement, EXECUTIVE shall not perform services for any person or entity that competes directly or indirectly with the COMPANY.

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                   (c) EXECUTIVE agrees to abide by general COMPANY policies
        as the same are duly adopted by the Board from time to time, so long as such policies do not conflict with the terms and conditions of this Agreement.

                   (d) EXECUTIVE agrees not to enter into any agreement, contract or other obligation, which would involve the issuance of the Company's shares without the approval of the Board as evidenced by a resolution of the Board. Further, the EXECUTIVE agrees not to enter into any contract, agreement or other obligation on the COMPANY'S behalf which would obligate the COMPANY for a term which exceeds the term of any employment agreement the EXECUTIVE may have with the COMPANY without written approval of the Board of Directors as evidenced by a resolution of the Board. Also, the EXECUTIVE shall not enter into any agreement, contract or other obligation on the COMPANY'S behalf which would involve the payment by the COMPANY of a consideration of a value exceeding $100,000 without the consent of the Board as evidenced by a resolution of the Board.

               5. [CONFIDENTIALITY AND NON-DISCLOSURE OF INFORMATION]
        EXECUTIVE recognizes and acknowledges that HARVARD'S trade secrets and proprietary information and processes, as they may exist from time to time, are valuable, special and unique assets of HARVARD'S business, access to and knowledge of which are essential to the performance of Executive duties hereunder. EXECUTIVE will not, during or after the term of his employment with HARVARD, in whole or in part, disclose such

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        secrets, information or processes to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall EXECUTIVE make use of any such property for his own purpose or for the benefit of any person, firm, corporation or other entity (except HARVARD) under any circumstances during or after the term of his employment provided that after the term of his employment, these restrictions shall not apply to such secrets, information and processes which are then in the public domain (provided that EXECUTIVE was not responsible, directly or indirectly, for such secrets, information or processes entering the public domain without HARVARD'S consent). EXECUTIVE agrees to hold as HARVARD'S property, all memoranda, books, papers, letters, formulas and other data and all copies thereof and therefrom, in any way relating to HARVARD'S business and affairs, whether made by him or otherwise coming into his possession, and on termination of his employment or in demand of HARVARD, at any time, to deliver the same to HARVARD.

               6. [INVENTIONS] EXECUTIVE hereby sells, transfers and assigns to HARVARD, or to any person or entity designated by HARVARD, all of the entire right, title and interest of EXECUTIVE in and to all inventions, ideas, disclosures and improvements, whether patented or unpatented, and copyrightable material made or conceived by EXECUTIVE, solely or jointly, or in whole or in part, during the term hereof which (i) relates to methods, apparatus designs, products, processes or devices sold, leased, used or under construction or development by HARVARD, or any subsidiary; or (ii) otherwise relates to or pertains to the business, functions or operations of HARVARD of any subsidiary; or (iii)


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        arise, wholly or partly, from the efforts of EXECUTIVE during the term hereof. EXECUTIVE shall communicate promptly and disclose to HARVARD in such form as HARVARD requests, all information, details and data pertaining to the aforementioned inventions, ideas, disclosures and improvements; and, whether during the term hereof or thereafter, EXECUTIVE shall execute and deliver to HARVARD such formal transfers and assignments and such other papers and documents as may be required of EXECUTIVE to permit HARVARD, or any person or entity designated by HARVARD, to file and prosecute the patent applications and, as to copyrightable material, to obtain a copyright thereon. Any invention by EXECUTIVE within one (1) year following the termination of the AGREEMENT shall be deemed to fall within the provisions of this paragraph, unless proved by EXECUTIVE to have been first conceived and made following such termination.

               7. [COVENANT NOT TO COMPETE] During the term hereof and, unless this AGREEMENT is terminated pursuant to Section 8(b) hereof, for a period of one (1) year thereafter, EXECUTIVE shall not compete, directly or indirectly, with HARVARD; interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between HARVARD and any customer, client, supplier, consultant or employee of HARVARD, including, without limitation, knowingly employing or being an investor (representing more than a five percent (5%) equity interest) in, or officer, director or consultant to any person or entity which employs any former key or technical employee whose employment with HARVARD was


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        terminated after the date which is one (1) year prior to the date of termination of EXECUTIVE' employment therewith. An activity competitive with an activity engaged in by HARVARD shall mean performing services (whether an employee, officer, consultant, director, partner or sole proprietor) for any person or entity engaged in the business then engaged in by HARVARD, which services involve as described above.

                      (a) It is the desire and intent of the parties that the
               provisions of Section 9 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of this Section 9 shall be adjudicated to be invalid or unenforceable, this Section 9 shall be deemed amended to delete therefrom the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this section in the particular jurisdiction in which such adjudication is made.

                      (b) Nothing in this Section 7 shall reduce or abrogate
               EXECUTIVE' obligations during the term of this AGREEMENT under Sections 4 and 5 hereof.

               8. [TERMINATION BY THE COMPANY] The Board may terminate the employment of EXECUTIVE at any time with cause. In the event of termination by HARVARD "for cause", all salary and other benefits paid or provided to EXECUTIVE hereunder shall cease as of the date of termination, and the COMPANY shall have no further obligations to


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         EXECUTIVE. For the purpose of this Section 8(a), termination "for cause" shall be defined as:

                      ( i ) any willful and material breach or violation of any of EXECUTIVE'S covenants, duties or obligations under this Agreement (including EXECUTIVE'S resignation without cause) or any willful or material neglect of or failure or refusal to perform any of such covenants, duties or obligations;

                      (ii) Any willful or material misconduct which is reasonably deemed to be injurious to the COMPANY, including without limitation, misconduct involving fraud or dishonesty in the performance of such covenants, duties or obligations; and

                      (iii) Any willful violation or willful refusal to obey the reasonable lawful directives and instructions of the Board of Directors.

                   For the purposes of this definition, no act or omission of EXECUTIVE shall be considered "willful" unless EXECUTIVE was not acting in good faith and did not have a reasonable belief that such action or omission was in the best interests of the COMPANY. For the purposes of this Section 8(a), HARVARD shall be entitles to terminate this Agreement upon finding of failures or willful violations discussed in this Section 8(a), provided that the Board has first notified EXECUTIVE on two (2)


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        separate occasions of such failure and has given EXECUTIVE at least thirty (30) days after each such occasion to remedy such willful breach of duty.

        (b)In the event of termination by HARVARD without cause, the COMPANY agrees to provide EXECUTIVE with the following:

               (i) EXECUTIVE shall receive an amount equal to the one (1) year's base salary plus the value of his benefits accrued at the time of termination that the EXECUTIVE would have received under this Agreement but for such termination. Such amount shall be payable to EXECUTIVE in full at the time of termination; and

               (ii) The definition of termination without cause shall include, but not be limited to, any termination relating to a continuous disability or incapacity of EXECUTIVE which prevents him from performing his duties for a period of not less than three (3) months as determined by an independent, licensed medical doctor.

               9. [RESIGNATION BY EXECUTIVE] EXECUTIVE may terminate this Agreement and his employment with HARVARD for cause, in which event EXECUTIVE and HARVARD shall have such rights and obligations as would apply if this Agreement had been terminated under Section 8(b). For purposes of this Section 9, EXECUTIVE'S termination "for cause" shall be defined as termination for HARVARD'S willful or permanent breach of its obligations under this Agreement. If, however, EXECUTIVE terminates this Agreement and his employment with the COMPANY without cause, resignation shall be deemed termination for cause under Section 8(a) and all such rights and obligations thereunder shall apply.

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               10. [LEGAL FEES] The COMPANY agrees to pay all of EXECUTIVE'S legal fees and any monetary judgement against EXECUTIVE, arising from, related to or in connection with any litigation that arises during or subsequent to the termination of EXECUTIVE'S employment relationship with the COMPANY involving this Agreement or any matter arising out of EXECUTIVE'S employment relationship with the COMPANY involving this Agreement or any matter arising out of EXECUTIVE'S performance pursuant to this Agreement.

               11. [ACCESS TO BOARD OF DIRECTORS] The COMPANY'S Board of Directors agrees to meet to consider any recommendations from EXECUTIVE that requires Board approval within forty-eight (48) hours of the circulation of Notice by the EXECUTIVE.

               12. [ORAL MODIFICATIONS NOT BINDING] This Agreement supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the EXECUTIVE and an Officer or Director of the Company, other than oneself; provided, however, that EXECUTIVE


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        compensation may be increased at any time by HARVARD without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect.

               13. [NOTICE] Any notice required or permitted to be given under this Agreement shall be deemed sufficiently given if given upon personal delivery, or by recognized courier (such as Federal Express), or three
        (3) business days after deposit in the United States Mail, by registered or certified mail, addressed to a party at the address shown hereinabove, or to such other address or addresses as either party may hereafter designate by notice given in the same manner.

               14. [WAIVER OF BREACH] A waiver by HARVARD or EXECUTIVE of a breach of any provision of this AGREEMENT by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

               15. [ENTIRE AGREEMENT] This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing signed by the EXECUTIVE and an Officer or Director of the company, other than oneself, before any waiver, change, modification, extension or discharge is sought.

               16. [GOVERNING LAW] This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, the domicile of the COMPANY, and the exclusive venue for any litigation


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        arising out of this Agreement, whether initiated by HARVARD or
        EXECUTIVE, shall be Washoe County, State of Nevada. All parties specifically agree to waive jurisdiction to venue rights that may otherwise exist.

               17. [SEVERABILITY] If any court of competent jurisdiction should find any provision of this Agreement invalid or unenforceable, for any reason, the remaining portion or portions hereof shall nevertheless be valid, enforceable and carried into effect, unless to do so would clearly violate the present legal and valid intention of the parties hereto.

               18. [ASSIGNMENT] HARVARD shall have the right to assign its rights under this Agreement, whether in whole or in part, to any parent, affiliate, successor or subsidiary organization or company or HARVARD or corporation with which HARVARD may merge or consolidate or which acquired by purchase or otherwise all or substantially all of HARVARD'S assets, but such assignment shall not release HARVARD from its obligations under this Agreement.

               19. [SUCCESSORS AND ASSIGNS] This Agreement shall inure to the benefit of and be binding upon the heirs, administrators, executors, successors and assigns of each of the parties hereto.

               20. [GOOD FAITH] The parties will deal with each other in good faith with respect to this Agreement.

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                      IN WITNESS WHEREOF, the parties hereto have executed this
         Agreement as of the day and year first above written.

                            HARVARD SCIENTIFIC CORP.

                                           BY:/S/ BARBARA L. KRILICH
                                           ____________________________
                                           Barbara L. Krilich, Secretary


                                            /S/ THOMAS E. WAITE
                                            ------------------------------
                                            Thomas E. Waite, Executive